                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 10, 2006

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

                  DELAWARE                                      000-51630                          16-1537048
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        (State or other jurisdiction                    (Commission File Number)                (I.R.S. Employer
              of incorporation)                                                                Identification No.)

         UNION DRILLING, INC.
         4055 INTERNATIONAL PLAZA, SUITE 610
         FORT WORTH, TEXAS                                                                 76109
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              (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code   (817) 735-8793
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On May 10, 2006, Union Drilling, Inc. issued a press release to report the company's financial results for the quarter ended March 31, 2006.
A copy of the press release is attached to this current report on Form 8-K as
Exhibit 99.1. No additional information is included in this Current Report on
Form 8-K.

                  The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities
Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits. The following material is filed as an exhibit to this
Current Report on Form 8-K:

Exhibit No.       Description
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99.1              Press Release issued March 10, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     UNION DRILLING, INC.

Date: May 12, 2006                   By:   /s/ Christopher D. Strong
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                                           Christopher D. Strong
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release issued March 10, 2006